August 14, 1996

 VIA FACSIMILE

 Mr. George Nickerson
 American Apartment Communities, Inc.
 2109 W. Fifth Avenue, Suite C
 Columbus, Ohio  43212

 Mr. Mark Saturno
 The Balcor Company
 Bannockburn Lake Office Plaza
 2355 Waukegan Road, Suite A-200
 Bannockburn, Illinois  60015

      Re: Agreement of Sale by and between American Apartment Communities II, L.P. ("Purchaser") and Hickory Creek Limited Partnership ("Seller") for Hickory Creek Apartments (the "Agreement of Sale")

 Dear George and Mark:

      In connection with the above-referenced transaction, this letter agreement, when executed in the acknowledgement blocks below by both Purchaser and Seller will serve to memorialize the parties' agreement to the following changes to the Agreement of Sale:

      1.  The eighteenth line of Paragraph 6.1 (located on the last line of page
 3) is hereby deleted in its entirety and the following is hereby inserted in lieu thereof: "Purchaser with an amount not to exceed a total of $25,000.00 against the Purchase Price at Closing. If Purchaser terminates this".

      2.  The following language is hereby added to the fifth line of Paragraph
 13.3 immediately following "1996": "but in no event later than September 30, 1997".

      3.  The following is hereby added as Paragraph 26 of the Agreement of
 Sale:

      "26. CREDIT FOR INTERIOR ATTIC DRYWALL. At Closing, Seller shall credit purchaser with Twenty Six Thousand Seven Hundred and No/100 Dollars ($26,700.00) for the taping of interior attic drywall."

      4. The list of Personal Property attached to the Agreement of Sale as Exhibit B is hereby deleted and the list of Personal Property attached hereto
 is hereby inserted in lieu thereof.   Additionally, Purchaser and Seller hereby
 acknowledge that the personal property shall not include any computer software.

      By Purchaser's and Seller's signatures hereon, Purchaser and Seller hereby authorize Stephen J. Levy, Esq. to revise the Escrow Agreement executed in connection with the Agreement of Sale as follows, and to initial said changes on behalf of both Purchaser and Seller prior to the time that said Escrow Agreement is delivered to the Escrow Agent:

      1. All references to August 1, 1996 in paragraphs II and III of said escrow agreement are hereby revised to be references to August 12, 1996.

      This letter agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. A facsimile copy of either parties' signature shall be valid as an original.

      Please make two copies of this letter agreement, execute all three copies, and fax one copy to me this afternoon with two originals to follow via overnight mail. Upon receipt of the originals, I will prepare counterpart originals and will forward copies to both of you. Please feel free to call me with any comments or questions.


                                    Very truly yours,

                                    /s/ Stephen J. Levy

                                    Stephen J. Levy

 SJL/243394

 cc:  Megan Kent, Esq. (via facsimile)
      Daniel J. Perlman, Esq.
      Ms. Natalie Spadaccini Rosenberg

                   [ACKNOWLEDGEMENT BLOCKS FOLLOW ON NEXT PAGE]

 ACKNOWLEDGED TO AND AGREED THIS 16th DAY OF AUGUST, 1996

                               PURCHASER:

                               American Apartment Communities II, L.P., a
                               Delaware limited partnership

                               By: American Apartment Communities II, Inc., a Maryland corporation, its general partner

                                    By:   /s/ George R. Nickerson
                                         ------------------------------------
                                    Name:     George R. Nickerson
                                         ------------------------------------
                                    Its:      Vice President
                                         ------------------------------------


 ACKNOWLEDGED TO AND AGREED THIS 15th DAY OF AUGUST, 1996

                               SELLER:

                               Hickory Creek Limited Partnership, an Illinois Limited Partnership

                               By:  Hickory Creek, Inc., an Illinois
                                    Corporation, its general partner

                                    By:   /s/ James E. Mendelson
                                         ------------------------------------
                                    Name:     James E. Mendelson
                                         ------------------------------------
                                    Its:      Authorized Representative
                                         ------------------------------------
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